UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2004

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	0-6253 (Commission file number)	71-0407808 (I.R.S. employer identification No.)

501 Main Street, Pine Bluff, Arkansas (Address of principal executive offices)	71601 (Zip Code)

(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM: 12 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          The following is the text of a press release issued by the registrant at 8:15 A.M. Central Standard Time on April 15, 2004.

SIMMONS FIRST ANNOUNCES FIRST QUARTER EARNINGS

        Pine Bluff, AR – Simmons First National Corporation (NASDAQ NM: SFNC) today announced earnings of $5,411,000 or $0.37 diluted earnings per share for the first quarter of 2004, compared to earnings of $5,332,000, or $0.37 diluted earnings per share for same period in 2003. This represents a $79,000, increase in the first quarter 2004 earnings over 2003.

        “The extremely low interest rate environment in first quarter of 2003 produced unusually high demand in both mortgage production and investment banking products. As such, even though interest rates remain low, the demand has moderated; thus, net income, on a quarter over quarter basis, was only up slightly,” said J. Thomas May, Chairman and Chief Executive Officer. “Considering the reduced demand in the mortgage production and investment banking products, we were pleased at the level of non-interest income since the increase was driven by an improvement in service charges on deposits and an increase in income from our student loan product.”

        At March 31, 2004, the Company’s loan portfolio totaled $1.5 billion, which is a $247 million, or a 19.6%, increase from the same period last year. This increase is due partially to the March 19, 2004 merger of Alliance Bancorporation, Inc. and the acquisition of nine branches in North Central and Northeast Arkansas during the fourth quarter of 2003. When combined, these transactions increased the loan portfolio by $168 million. Excluding the merger and acquisition, loans grew approximately 6.3%.

        As of March 31, 2004, non-performing loans to total loans were 1.05%, while the allowance for loan losses equaled 170% of non-performing loans. At the end of the first quarter of 2004, the allowance for loan losses equaled 1.78% of total loans.

        Total assets for the Corporation at March 31, 2004, were $2.4 billion, an increase of $437 million over the period ended March 31, 2003, of which $285 million was related to the acquisitions and $152 million from internal growth. At the end of the first quarter of 2004, stockholders’ equity, which includes the merger of Alliance Bancorporation, Inc., was $230 million, a $20 million, or 9.3%, increase from December 31, 2003.

        Simmons First National Corporation is a financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado, and Hot Springs, Arkansas. Upon completion of a recently announced branch acquisition scheduled for June 2004, the Company’s eight banks will conduct financial operations from 79 offices, of which 77 are financial centers, in 45 communities.

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, April 15, 2004. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 5979304 and the recording will be available through the end of business April 22, 2004. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

        Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Senior Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231
Ticker symbol: SFNC

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
ASSETS
Cash and non-interest bearing balances due from banks	$69,234	$78,205	$68,068	$71,168	$74,609
Interest bearing balances due from banks	51,747	31,850	32,880	43,623	32,631
Federal funds sold and securities purchased
under agreements to resell	83,660	91,560	34,975	35,625	51,400

Cash and cash equivalents	204,641	201,615	135,923	150,416	158,640

Investment securities	544,723	491,950	444,845	432,938	413,669
Mortgage loans held for sale	13,327	12,211	19,349	30,700	26,223
Assets held in trading accounts	205	90	370	212	11,349

Loans	1,504,173	1,418,314	1,325,428	1,286,842	1,257,455
Allowance for loan losses	(26,764)	(25,347)	(22,795)	(22,229)	(21,826)

Net loans	1,477,409	1,392,967	1,302,633	1,264,613	1,235,629

Premises and equipment	51,306	49,369	45,366	45,980	46,125
Foreclosed assets held for sale, net	2,509	2,979	2,774	2,700	2,426
Interest receivable	13,683	12,678	13,757	11,985	13,519
Goodwill	59,454	45,159	32,877	32,877	32,877
Core deposits, net	6,330	5,258	539	562	587
Other assets	21,275	21,502	17,198	16,220	17,112

TOTAL ASSETS	$2,394,862	$2,235,778	$2,015,631	$1,989,203	$1,958,156

LIABILITIES
Non-interest bearing transaction accounts	$291,594	$270,343	$245,176	$257,006	$239,996
Interest bearing transaction accounts and savings deposits	727,258	670,908	563,344	568,380	571,614
Time deposits less than $100,000	552,606	525,806	495,654	476,835	495,621
Time deposits greater than $100,000	353,344	336,411	320,475	309,906	308,440

Total deposits	1,924,802	1,803,468	1,624,649	1,612,127	1,615,671

Federal funds purchased and securities
sold under agreements to repurchase	88,491	100,209	84,781	80,342	53,053
Short-term debt	6,257	6,833	13,559	1,943	1,712
Long-term debt - parent company	8,000	8,000	8,000	10,000	10,000
Long-term FHLB debt - affiliate banks	58,543	45,666	47,901	48,339	43,259
Subordinated debt issued to capital trusts	48,714	47,250	17,250	17,250	17,250
Accrued interest and other liabilities	30,440	14,357	12,293	14,144	16,210

TOTAL LIABILITIES	2,165,247	2,025,783	1,808,433	1,784,145	1,757,155

STOCKHOLDERS’ EQUITY
Capital stock	147	14,102	14,083	14,104	7,075
Surplus	64,399	35,988	35,846	36,545	44,536
Undivided profits	163,625	160,191	156,847	152,066	147,371
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	1,444	(286)	422	2,343	2,019

TOTAL STOCKHOLDERS’ EQUITY	229,615	209,995	207,198	205,058	201,001

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,394,862	$2,235,778	$2,015,631	$1,989,203	$1,958,156

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
ASSETS
Cash and non-interest bearing balances due from banks	$73,961	$71,551	$65,196	$61,259	$63,094
Interest bearing balances due from banks	60,587	61,436	35,458	57,314	51,151
Federal funds sold and securities purchased
under agreements to resell	83,915	88,853	27,363	54,825	83,873

Cash and cash equivalents	218,463	221,840	128,017	173,398	198,118

Investment securities - held-to-maturity	176,139	152,310	156,828	196,382	204,910
Investment securities - available-for-sale	321,009	292,662	282,722	220,698	201,477
Mortgage loans held for sale	7,946	12,355	28,901	27,908	21,635
Assets held in trading accounts	622	417	2,306	1,091	762

Loans	1,434,915	1,355,088	1,313,382	1,268,044	1,254,720
Allowance for loan losses	(25,936)	(24,375)	(22,775)	(22,321)	(22,488)

Net loans	1,408,979	1,330,713	1,290,607	1,245,723	1,232,232

Premises and equipment	49,892	47,163	45,789	46,284	46,729
Foreclosed assets held for sale, net	2,597	2,811	2,673	2,494	2,640
Interest receivable	12,433	13,376	12,893	12,935	13,076
Goodwill and core deposits, net	52,401	40,926	33,425	33,451	33,476
Other assets	20,597	19,222	17,974	16,669	16,567

TOTAL ASSETS	$2,271,078	$2,133,795	$2,002,135	$1,977,033	$1,971,622

LIABILITIES
Non-interest bearing transaction accounts	$280,755	$260,254	$242,271	$238,537	$230,222
Interest bearing transaction accounts	226,342	192,358	177,330	179,420	170,445
Savings deposits	453,290	421,061	385,344	395,322	396,872
Time deposits less than $100,000	526,534	506,743	491,828	492,268	500,065
Time deposits greater than $100,000	340,030	330,891	316,501	307,924	309,426

Total deposits	1,826,951	1,711,307	1,613,274	1,613,471	1,607,030

Federal funds purchased and securities
sold under agreements to repurchase	100,947	108,181	89,986	68,102	84,839
Short-term debt	6,287	13,993	4,220	963	1,679
Long-term debt	105,443	76,909	73,834	76,162	62,744
Accrued interest and other liabilities	15,702	13,196	13,499	14,173	14,413

TOTAL LIABILITIES	2,055,330	1,923,586	1,794,813	1,772,871	1,770,705

TOTAL STOCKHOLDERS’ EQUITY	215,748	210,209	207,322	204,162	200,917

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,271,078	$2,133,795	$2,002,135	$1,977,033	$1,971,622

Simmons First National Corporation					SFNC
Consolidated Average Year-to-Date Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
ASSETS
Cash and non-interest bearing balances due from banks	$73,961	$65,297	$63,191	$62,171	$63,094
Interest bearing balances due from banks	60,587	51,325	47,917	54,250	51,151
Federal funds sold and securities purchased
under agreements to resell	83,915	63,642	55,147	69,269	83,873

Cash and cash equivalents	218,463	180,264	166,255	185,690	198,118

Investment securities - held-to-maturity	176,139	177,407	185,864	200,623	204,910
Investment securities - available-for-sale	321,009	249,731	235,264	211,141	201,477
Mortgage loans held for sale	7,946	22,692	26,175	24,789	21,635
Assets held in trading accounts	622	1,146	1,392	928	762

Loans	1,434,915	1,298,127	1,278,930	1,261,418	1,254,720
Allowance for loan losses	(25,936)	(22,994)	(22,529)	(22,404)	(22,488)

Net loans	1,408,979	1,275,133	1,256,401	1,239,014	1,232,232

Premises and equipment	49,892	46,491	46,264	46,505	46,729
Foreclosed assets held for sale, net	2,597	2,655	2,603	2,567	2,640
Interest receivable	12,433	13,070	12,967	13,005	13,076
Goodwill and core deposits, net	52,401	35,335	33,451	33,464	33,476
Other assets	20,597	17,615	17,073	16,617	16,567

TOTAL ASSETS	$2,271,078	$2,021,539	$1,983,709	$1,974,343	$1,971,622

LIABILITIES
Non-interest bearing transaction accounts	$280,755	$242,902	$237,054	$234,403	$230,222
Interest bearing transaction accounts	226,342	179,941	175,757	174,957	170,445
Savings deposits	453,290	399,677	392,470	396,093	396,872
Time deposits less than $100,000	526,534	497,728	494,690	496,144	500,065
Time deposits greater than $100,000	340,030	316,245	311,310	308,671	309,426

Total deposits	1,826,951	1,636,493	1,611,281	1,610,268	1,607,030

Federal funds purchased and securities
sold under agreements to repurchase	100,947	87,847	80,994	76,424	84,839
Short-term debt	6,287	5,489	2,622	994	1,679
Long-term debt	105,443	72,211	70,629	69,816	62,744
Accrued interest and other liabilities	15,702	13,816	14,026	14,292	14,413

TOTAL LIABILITIES	2,055,330	1,815,856	1,779,552	1,771,794	1,770,705

TOTAL STOCKHOLDERS’ EQUITY	215,748	205,683	204,157	202,549	200,917

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,271,078	$2,021,539	$1,983,709	$1,974,343	$1,971,622

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (In thousands, except per share data)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
INTEREST INCOME
Loans	$22,732	$22,334	$22,216	$22,526	$22,239
Federal funds sold and securities purchased
under agreements to resell	195	206	72	160	214
Investment securities	4,114	3,874	4,026	4,005	3,984
Mortgage loans held for sale, net of unrealized gains (losses)	112	210	358	352	300
Assets held in trading accounts	3	4	24	7	2
Interest bearing balances due from banks	118	129	74	156	135

TOTAL INTEREST INCOME	27,274	26,757	26,770	27,206	26,874

INTEREST EXPENSE
Time deposits	4,416	4,545	4,738	5,121	5,517
Other deposits	1,050	1,014	990	1,263	1,327
Federal funds purchased and securities
sold under agreements to repurchase	252	280	244	194	223
Short-term debt	16	51	26	7	5
Long-term debt	1,425	999	908	1,363	922

TOTAL INTEREST EXPENSE	7,159	6,889	6,906	7,948	7,994

NET INTEREST INCOME	20,115	19,868	19,864	19,258	18,880
Provision for loan losses	2,144	2,197	2,196	2,196	2,197

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	17,971	17,671	17,668	17,062	16,683

NON-INTEREST INCOME
Trust income	1,400	1,428	1,317	1,166	1,576
Service charges on deposit accounts	3,227	2,710	2,786	2,639	2,454
Other service charges and fees	545	413	299	317	479
Income on sale of mortgage loans, net of commissions	751	792	1,512	1,463	1,164
Income on investment banking, net of commissions	215	371	388	597	531
Credit card fees	2,310	2,456	2,495	2,512	2,319
Student loan premiums	607	308	541	324	306
Other income	592	585	610	627	475
Gain on sale of mortgage servicing	—	—	—	771	—
Loss on sale of securities, net	—	(14)	—	—	—

TOTAL NON-INTEREST INCOME	9,647	9,049	9,948	10,416	9,304

NON-INTEREST EXPENSE
Salaries and employee benefits	11,805	10,845	10,789	10,603	10,742
Occupancy expense, net	1,318	1,218	1,259	1,272	1,331
Furniture & equipment expense	1,358	1,265	1,329	1,219	1,382
Loss on foreclosed assets	44	71	36	127	35
Deposit insurance	69	70	67	67	69
Other operating expenses	5,098	5,569	4,468	4,649	4,635

TOTAL NON-INTEREST EXPENSE	19,692	19,038	17,948	17,937	18,194

NET INCOME BEFORE INCOME TAXES	7,926	7,682	9,668	9,541	7,793
Provision for income taxes	2,515	2,364	3,057	3,012	2,461

NET INCOME	$5,411	$5,318	$6,611	$6,529	$5,332

BASIC EARNINGS PER SHARE	$0.38	$0.38	$0.47	$0.46	$0.38

DILUTED EARNINGS PER SHARE	$0.37	$0.37	$0.46	$0.45	$0.37

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date For the Quarters Ended (In thousands, except per share data)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
INTEREST INCOME
Loans	$22,732	$89,315	$66,981	$44,765	$22,239
Federal funds sold and securities purchased
under agreements to resell	195	652	446	374	214
Investment securities	4,114	15,889	12,015	7,989	3,984
Mortgage loans held for sale, net of unrealized gains (losses)	112	1,220	1,010	652	300
Assets held in trading accounts	3	37	33	9	2
Interest bearing balances due from banks	118	494	365	291	135

TOTAL INTEREST INCOME	27,274	107,607	80,850	54,080	26,874

INTEREST EXPENSE
Time deposits	4,416	19,921	15,376	10,638	5,517
Other deposits	1,050	4,594	3,580	2,590	1,327
Federal funds purchased and securities
sold under agreements to repurchase	252	941	661	417	223
Short-term debt	16	89	38	12	5
Long-term debt	1,425	4,192	3,193	2,285	922

TOTAL INTEREST EXPENSE	7,159	29,737	22,848	15,942	7,994

NET INTEREST INCOME	20,115	77,870	58,002	38,138	18,880
Provision for loan losses	2,144	8,786	6,589	4,393	2,197

NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	17,971	69,084	51,413	33,745	16,683

NON-INTEREST INCOME
Trust income	1,400	5,487	4,059	2,742	1,576
Service charges on deposit accounts	3,227	10,589	7,879	5,093	2,454
Other service charges and fees	545	1,508	1,095	796	479
Income on sale of mortgage loans, net of commissions	751	4,931	4,139	2,627	1,164
Income on investment banking, net of commissions	215	1,887	1,516	1,128	531
Credit card fees	2,310	9,782	7,326	4,831	2,319
Student loan premiums	607	1,479	1,171	630	306
Other income	592	2,297	1,712	1,102	475
Gain on sale of mortgage servicing	—	771	771	771	—
Loss on sale of securities, net	—	(14)	—	—	—

TOTAL NON-INTEREST INCOME	9,647	38,717	29,668	19,720	9,304

NON-INTEREST EXPENSE
Salaries and employee benefits	11,805	42,979	32,134	21,345	10,742
Occupancy expense, net	1,318	5,080	3,862	2,603	1,331
Furniture & equipment expense	1,358	5,195	3,930	2,601	1,382
Loss on foreclosed assets	44	269	198	162	35
Deposit insurance	69	273	203	136	69
Other operating expenses	5,098	19,321	13,752	9,284	4,635

TOTAL NON-INTEREST EXPENSE	19,692	73,117	54,079	36,131	18,194

NET INCOME BEFORE INCOME TAXES	7,926	34,684	27,002	17,334	7,793
Provision for income taxes	2,515	10,894	8,530	5,473	2,461

NET INCOME	$5,411	$23,790	$18,472	$11,861	$5,332

BASIC EARNINGS PER SHARE	$0.38	$1.69	$1.31	$0.84	$0.38

DILUTED EARNINGS PER SHARE	$0.37	$1.65	$1.28	$0.82	$0.37

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
Tier 1 capital
Stockholders’ equity	$229,615	$209,995	$207,198	$205,058	$201,001
Trust preferred securities, net allowable	47,013	47,250	17,250	17,250	17,250
Intangible assets	(65,784)	(50,417)	(33,416)	(33,439)	(33,464)
Unrealized loss (gain) on AFS securities	(1,444)	286	(422)	(2,343)	(2,019)
Other	(1,134)	(1,160)	(816)	(825)	(837)

Total Tier 1 capital	208,266	205,954	189,794	185,701	181,931

Tier 2 capital
Qualifying unrealized gain on AFS securities	353	326	370	415	385
Qualifying allowance for loan losses	19,325	18,320	16,833	16,372	15,852

Total Tier 2 capital	19,678	18,646	17,203	16,787	16,237

Total risk-based capital	$227,944	$224,600	$206,997	$202,488	$198,168

Risk weighted assets	$1,538,608	$1,458,583	$1,340,640	$1,303,942	$1,262,159

Assets for leverage ratio	$2,203,461	$2,082,552	$1,967,798	$1,939,201	$1,933,475

Ratios at end of quarter
Leverage ratio	9.45%	9.89%	9.64%	9.58%	9.41%
Tier 1 capital	13.54%	14.12%	14.16%	14.24%	14.41%
Total risk-based capital	14.81%	15.40%	15.44%	15.53%	15.70%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
Loan Portfolio - End of Period
Consumer
Credit cards	$153,505	$165,919	$161,315	$162,554	$165,821
Student loans	89,829	86,301	89,280	86,429	91,288
Other consumer	138,818	142,995	137,884	142,500	148,113
Real Estate
Construction	135,143	111,567	102,981	99,027	95,317
Single-family residential	287,154	261,947	230,163	231,514	231,660
Other commercial	466,558	408,452	359,708	334,335	298,146
Unearned income	(11)	(11)	(14)	(18)	(22)
Commercial
Commercial	164,252	162,122	146,407	141,160	157,313
Agricultural	51,536	57,393	76,909	66,310	48,821
Financial institutions	3,622	6,370	7,369	7,369	6,544
Other	13,767	15,259	13,426	15,662	14,454

Total Loans	$1,504,173	$1,418,314	$1,325,428	$1,286,842	$1,257,455

Investment Securities - End of Period

Held-to-Maturity
U.S. Treasury	$10,559	$12,583	$11,080	$12,610	$18,637
U.S. Government agencies	23,506	30,017	29,500	41,756	77,983
Mortgage-backed securities	539	553	1,051	1,174	1,357
State and political subdivisions	126,559	113,306	112,358	111,035	110,981
Other securities	21,758	20,108	100	100	100

Total held-to-maturity	182,921	176,567	154,089	166,675	209,058

Available-for-Sale
U.S. Treasury	61,545	16,331	16,134	20,737	13,795
U.S. Government agencies	272,563	280,672	255,232	227,830	172,916
Mortgage-backed securities	6,038	1,382	2,208	2,320	2,618
State and political subdivisions	4,740	4,849	5,009	5,070	5,229
FHLB stock	6,933	6,849	6,821	4,765	4,623
Other securities	9,983	5,300	5,352	5,541	5,430

Total available-for-sale	361,802	315,383	290,756	266,263	204,611

Total investment securities	$544,723	$491,950	$444,845	$432,938	$413,669

Fair Value - HTM investment securities	$186,370	$179,494	$157,091	$171,662	$213,778

Investment Securities - QTD Average

Taxable securities	$378,545	$329,745	$322,947	$302,443	$291,368
Tax exempt securities	118,603	115,227	116,603	114,637	115,019

Total investment securities - QTD average	$497,148	$444,972	$439,550	$417,080	$406,387

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality For the Quarters Ended (In thousands)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
Allowance for Loan Losses
Balance, beginning of quarter	$25,347	$22,795	$22,229	$21,826	$21,948

Loans charged off
Credit cards	1,262	1,186	1,129	1,230	1,160
Other consumer	607	544	452	444	547
Real estate	231	587	152	307	458
Commercial	172	1,434	335	257	648

Total loans charged off	2,272	3,751	2,068	2,238	2,813

Recoveries of loans previously charged off
Credit cards	161	148	164	151	207
Other consumer	177	132	142	161	209
Real estate	20	104	54	36	24
Commercial	79	758	78	97	54

Total recoveries	437	1,142	438	445	494

Net loans charged off	1,835	2,609	1,630	1,793	2,319
Allowance for loan losses on acquisitons	1,108	2,964	—	—	—
Provision for loan losses	2,144	2,197	2,196	2,196	2,197

Balance, end of quarter	$26,764	$25,347	$22,795	$22,229	$21,826

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$8,424	$6,004	$5,833	$5,556	$6,310
Commercial	3,426	1,969	2,747	2,491	2,325
Consumer	1,874	2,076	2,010	1,603	1,766

Total nonaccrual loans	13,724	10,049	10,590	9,650	10,401
Loans past due 90 days or more	2,062	1,518	1,770	1,994	1,605

Total non-performing loans	15,786	11,567	12,360	11,644	12,006

Other non-performing assets
Foreclosed assets held for sale	2,509	2,979	2,774	2,700	2,426
Other non-performing assets	29	393	396	405	418

Total other non-performing assets	2,538	3,372	3,170	3,105	2,844

Total non-performing assets	$18,324	$14,939	$15,530	$14,749	$14,850

Ratios
Allowance for loan losses to total loans	1.78%	1.79%	1.72%	1.73%	1.74%
Allowance for loan losses to
non-performing loans	169.54%	219.13%	184.43%	190.91%	181.79%
Allowance for loan losses to
non-performing assets	146.06%	169.67%	146.78%	150.72%	146.98%
Non-performing loans to total loans	1.05%	0.82%	0.93%	0.90%	0.95%
Non-performing assets to total assets	0.77%	0.67%	0.77%	0.74%	0.76%

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data For the Quarters Ended (In thousands, except share data)	Mar 31 2004	Dec 31 2003	Sep 30 2003	Jun 30 2003	Mar 31 2003
QUARTER-TO-DATE
Diluted earnings per share (split adjusted)	$0.37	$0.37	$0.46	$0.45	$0.37
Cash dividends declared per common share (split adj.)	0.140	0.140	0.130	0.130	0.125
Cash dividends declared - amount	1,977	1,974	1,830	1,834	1,769
Return on average stockholders’ equity	10.09%	10.04%	12.65%	12.83%	10.76%
Return on average assets	0.96%	0.99%	1.31%	1.32%	1.10%
Net interest margin (FTE)	4.03%	4.17%	4.43%	4.40%	4.39%
FTE Adjustment - investments	686	675	676	664	695
FTE Adjustment - loans	92	94	97	113	98
Amortization of intangibles	171	98	23	26	25
Amortization of intangibles, net of taxes	109	61	16	16	16
Average shares outstanding (split adjusted)	14,181,904	14,089,152	14,092,753	14,128,383	14,148,314
Shares repurchased (split adjusted)	—	—	32,000	50,000	—
Average price of repurchased shares (split adjusted)	—	—	23.07	19.66	—
Average earning assets	2,085,133	1,963,121	1,846,960	1,826,262	1,818,528
Average interest bearing liabilities	1,758,873	1,650,136	1,539,043	1,520,161	1,526,070

YEAR-TO-DATE
Diluted earnings per share (split adjusted)	$0.37	$1.65	$1.28	$0.82	$0.37
Cash dividends declared per common share (split adj.)	0.140	0.525	0.385	0.255	0.125
Return on average stockholders’ equity	10.09%	11.57%	12.10%	11.81%	10.76%
Return on average assets	0.96%	1.18%	1.24%	1.21%	1.10%
Net interest margin (FTE)	4.03%	4.34%	4.41%	4.39%	4.39%
FTE Adjustment - investments	686	2,710	2,035	1,359	695
FTE Adjustment - loans	92	402	308	211	98
Amortization of intangibles	171	172	74	51	25
Amortization of intangibles, net of taxes	109	109	48	32	16
Average shares outstanding (split adjusted)	14,181,904	14,114,428	14,122,946	14,138,293	14,148,314
Diluted shares outstanding (split adjusted)	358,188	301,279	273,436	240,391	214,330
Average earning assets	2,085,133	1,864,070	1,830,689	1,822,418	1,818,528
Average interest bearing liabilities	1,758,873	1,559,138	1,528,472	1,523,099	1,526,070

END OF PERIOD
Book value (split adjusted)	$15.65	$14.89	$14.71	$14.54	$14.21
Shares outstanding (split adjusted)	14,669,789	14,101,521	14,083,109	14,103,472	14,150,560
Full-time equivalent employees	1,086	1,042	1,000	992	973
Total number of ATM’s	75	70	62	61	61
Total number of branches	76	71	62	62	62
Parent company only - investment in subsidiaries	251,268	221,626	213,583	213,507	210,370
Parent company only - intangible assets	134	134	134	134	134

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date:	April 15, 2004 ——————	/s/ Robert A. Fehlman ——————————————————— Robert A. Fehlman, Senior Vice President and Chief Financial Officer